Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

13. INCOME TAXES

The Company accounts for income taxes in accordance with authoritative guidance, which requires the use of the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the consolidated financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply to taxable income in the years in which the differences are expected to be reversed.

The following table presents domestic and foreign components of income (loss) before income taxes for the periods presented (in thousands):

	Year Ended December 31,
	2008	2009	2010
United States	$(4,360)	$(2,644)	$19,275
Foreign	128	(481)	(309)

Total	$(4,232)	$(3,125)	$18,966

The following table presents the components of the provision for income taxes for the periods presented (in thousands):

	Year Ended December 31,
	2008	2009	2010
Current:
Federal	$—	$129	$107
State	243	560	541
Foreign	47	205	224

Total current	290	894	872

Deferred:
Federal	—	—	2,847
State	—	—	(247)
Foreign	—	(46)	109

Total deferred	—	(46)	2,709

Total provision	$290	$848	$3,581

The following table presents a reconciliation of the statutory federal rate and the Company's effective tax rate for the periods presented:

	Year Ended December 31,
	2008	2009	2010
U.S. federal taxes at statutory rate	34%	34%	35%
State income taxes, net of federal benefit	(2)	(12)	1
Foreign rate differential	—	(10)	(1)
Permanent differences	(1)	(6)	1
Stock-based compensation	(14)	(32)	10
Change in valuation allowance	(47)	(24)	(20)
Research and development credits	14	25	(8)
Other	9	(2)	1

Total	(7)%	(27)%	19%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents the significant components of the Company's deferred tax assets and liabilities for the periods presented (in thousands):

	December 31,
	2009	2010
Deferred tax assets:
Accruals and reserves	$5,193	$4,458
Net operating loss carryforwards	2,467	3,832
Tax credit carryforwards	2,972	4,081
Stock-based compensation	2,841	2,486
Amortization	113	—
Other	194	199

Total deferred tax assets	13,780	15,056
Less valuation allowance	(8,625)	(2,418)

Net deferred tax assets	5,155	12,638
Deferred tax liability:
Prepaid expenses	(309)	(831)
Amortization	—	(1,555)
Depreciation	(4,800)	(13,360)

Total deferred tax liabilities	(5,109)	(15,746)

Total net deferred tax assets (liabilities)	$46	$(3,108)

Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the history of losses the Company has generated in the past, the Company believes that it is not more likely than not that all of the state and Ireland deferred tax assets can be realized as of December 31, 2010. Accordingly, the Company has recorded a full valuation allowance on its state and Ireland deferred tax assets. The valuation allowance increased by $1,608,000 during 2009 and decreased by $6,207,000 during 2010.

Pursuant to authoritative guidance, the benefit of stock options will only be recorded to stockholders' equity when cash taxes payable is reduced. As of December 31, 2010, the portion of net operating loss carryforwards related to stock options is approximately $986,000.

As of December 31, 2010, the Company had net operating loss carryforwards for federal income tax purposes of approximately $8,077,000, which expire at various dates beginning in the year 2023, if not utilized. The Company had net operating loss carryforwards for state income tax purposes of approximately $10,784,000, which expire at various dates beginning in the year 2014, if not utilized.

As of December 31, 2010, the Company had research and development credit carryforwards for federal income tax purposes of approximately $5,329,000, which expire at various dates beginning in the year 2023, if not utilized. The Company had research and development credit carryforwards for state income tax purposes of approximately $2,743,000, which can be carried forward indefinitely. The Company had minimum tax credit carryforwards for federal income tax purposes of approximately $147,000, which can be carried forward indefinitely.

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization. The Company believes an ownership change, as defined under Section 382 of the Internal Revenue Code, existed in prior years, and has reduced its net operating loss carryforwards to reflect the limitation.

As of December 31, 2010, the Company had approximately $4,692,000 in total unrecognized tax benefits. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance—December 31, 2007	$1,095
Tax positions related to current year—additions	887

Balance—December 31, 2008	$1,982
Tax positions related to current year—additions	905

Balance—December 31, 2009	$2,887
Tax positions related to current year—additions	1,805

Balance—December 31, 2010	$4,692

If the $4,692,000 of unrecognized tax benefits as of December 31, 2010 is recognized, approximately $2,616,000 would decrease the effective tax rate in the period in which each of the benefits is recognized. The remaining amount would be offset by the reversal of related deferred tax assets on which a valuation allowance is placed. The Company does not expect any material changes to its unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2009 and 2010, penalties and interest were immaterial.

The Company files income tax returns in the United States on a federal basis, California, and other states. The tax years 2006-2009 remain open to examination in the United States and California, and the tax years 2008 and 2009 remain open in the United Kingdom, which are the major taxing jurisdictions in which the Company is subject to tax.

The Company does not provide for federal income taxes on the undistributed earnings of its foreign subsidiary as such earnings are to be reinvested indefinitely.